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                       SALOMON BROTHERS INVESTMENT SERIES
                                 (THE 'SERIES')
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) SALOMON
                                 (800) 725-6666

                         SUPPLEMENT DATED JULY 15, 1997
          TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 1997

The following information supplements and should be read in conjunction with the section of the Series' current Statement of Additional Information entitled 'Shareholder Services':

ADDITIONAL SERVICES

From time to time, SBAM may offer investment seminars to the public and may discuss in reports or other communications to stockholders or in advertising materials, topics including, but not limited to, mutual fund investing, investment options and allocation strategies, current, historical and anticipated stock and bond market conditions in countries located throughout the world, the use of technology and analytical techniques and research capabilities.

From time to time, SBAM may also offer seminar programs to investors, including but not limited to, Salomon Private Access, an interactive telephone seminar designed for use by financial consultants and/or their clients.


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